UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2005
FORD MOTOR COMPANY
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-3950	38-0549190

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of Principal Executive Offices)	(Zip Code)
(313) 322-3000

(Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
EXHIBITS
SIGNATURE
EXHIBIT INDEX
News Release dated October 20, 2005

Item 2.02 Results of Operations and Financial Condition.
     Ford Motor Company (“Ford”) hereby incorporates by reference its news release dated October 20, 2005, which is attached hereto as Exhibit 99.
     Ford will conduct two conference calls on October 20, 2005 to review financial results for the third quarter and first nine months of 2005. Don Leclair, Ford’s Executive Vice President and Chief Financial Officer, will host a conference call with the investment community and the news media beginning at 9:00 a.m. to review financial results for the third quarter and first nine months of 2005. Investors may access this conference call by dialing 800-706-7741 (or 1-617-614-3471 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Earnings Call.”
     Ford’s Vice President and Treasurer, Ann Marie Petach, Ford Motor Credit Company’s Vice Chairman and Chief Financial Officer, David Cosper, and Ford’s Vice President and Controller, Jim Gouin, will host a second conference call with fixed income analysts and investors beginning at 11:00 a.m. Investors may access this conference call by dialing 800-706-7741 (or 1-617-614-3471 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Fixed Income Call.”
     At the same time, a listen-only webcast and supporting presentation materials for each call will be available on the Internet at www.shareholder.ford.com. Investors may also access replays of the calls by visiting www.shareholder.ford.com, or by dialing 888-286-8010 (1-617-801-6888 if dialing from outside the United States) through Thursday, October 27, 2005. The passcode for replays of the 9:00 a.m. call is 29481628; the passcode for replays of the 11:00 a.m. call is 55865600. All times referenced above are listed in Eastern Time.
     Please note that Exhibit 99 discusses pre-tax profits excluding special items for Ford’s Automotive sector and the primary operating segments and business units within the Automotive sector. The most directly comparable financial measure calculated and presented in accordance with GAAP is pre-tax profits including special items. Ford believes that pre-tax profits excluding special items is a useful measure to provide investors, because it excludes those items that Ford does not consider to be indicative of earnings from ongoing operating activities. As a result, pre-tax profits excluding special items provides investors with a more relevant measure of the results generated by our operations.

Item 9.01 Financial Statements and Exhibits.
EXHIBITS

Designation	Description	Method of Furnishing
Exhibit 99	News Release dated October 20, 2005	Furnished with this Report
(with attachment)
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY (Registrant)
Date: October 20, 2005	By:	/s/ Kathryn S. Lamping
Kathryn S. Lamping
Assistant Secretary

EXHIBIT INDEX

Designation	Description
Exhibit 99	News Release dated October 20, 2005 (with attachment)